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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 30, 2002
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                          EXTENDED SYSTEMS INCORPORATED
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             (Exact name of registrant as specified in its charter)


          Delaware                    000-23597                  82-0339670
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)



                   5777 North Meeker Avenue Boise, Idaho           83713
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                 (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (208) 322-7575



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          (Former name or former address, if changed since last report)

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Effective August 30, 2002, pursuant to the Agreement and Plan of Merger and Reorganization dated as of May 28, 2002 (the "Merger Agreement"), among Extended Systems Incorporated, Venus Acquisition Corporation, a wholly owned subsidiary of Extended Systems, ViaFone, Inc., U.S. Bank, N.A., as Escrow Agent, and Josh Stein, as Company Representative, Venus Acquisition Corporation was merged with and into ViaFone, with ViaFone continuing as the surviving corporation and a wholly owned subsidiary of Extended Systems. ViaFone is a leading provider of real-time, mobile platform and out-of-the-box mobile applications that bridge field sales and service employees with the critical business systems, information and processes of their enterprise.

            Pursuant to the Merger Agreement, as a result of the merger, each share of ViaFone series B preferred stock outstanding at the effective time of the merger was converted into the right to receive approximately 0.088204 of a share of Extended Systems common stock, each share of ViaFone series A preferred stock outstanding at the effective time of the merger was converted into the right to receive approximately 0.067904 of a share of Extended Systems common stock, and each share of ViaFone common stock outstanding at the effective time of the merger was converted into the right to receive approximately 0.010269 of a share of Extended Systems common stock In connection with the merger, Extended Systems will issue up to an aggregate of 3,000,000 shares of its common stock to the former stockholders of ViaFone.

            The issuance of Extended Systems common stock under the Merger Agreement was registered under the Securities Act of 1933 pursuant to Extended Systems' registration statement on Form S-4 (File No. 333-91202) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on July 22, 2002. The Joint Proxy Statement/Prospectus of Extended Systems and ViaFone included in the Registration Statement contains additional information about this transaction. A copy of the Merger Agreement is attached as Annex A to the Registration Statement and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Financial statements of business acquired.

                The historical consolidated financial statements of ViaFone, including ViaFone's consolidated balance sheet as of June 30, 2001 and 2000, the consolidated statements of operations, redeemable preferred stock and shareholders' deficit and cash flows for the years ended June 30, 2001 and 2000 and the period from May 21, 1999 (inception) to June 30, 2001 were previously filed by the registrant as part of the Registration Statement and are incorporated herein by reference.

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           (b)  Pro forma financial information.

                The unaudited pro forma combined condensed financial statements of Extended Systems, including the pro forma combined condensed balance sheet as of March 31, 2002, the unaudited pro forma combined condensed statement of operations for the year ended June 30, 2001, and the unaudited pro forma combined condensed statement of operations for the nine months ending March 31, 2002, giving effect to the merger as a purchase of ViaFone by Extended Systems in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11) were previously filed by the registrant as part of the Registration Statement and are incorporated herin by reference.

           (c)  Exhibits.

                The following exhibits are being filed with this report.

                2.1 Agreement and Plan of Merger and Reorganization dated as of May 28, 2002, by and among Extended Systems Incorporated, Venus Acquisition Corporation, ViaFone, Inc., U.S. Bank, N.A., as the Escrow Agent, and Josh Stein, as the Company Representative. This exhibit is incorporated herein by reference to Annex A filed with the Registration Statement on Form S-4 (File No. 333-91202), as declared effective July 22, 2002.

                23.1    Consent of KPMG LLP, Independent Auditors
























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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EXTENDED SYSTEMS INCORPORATED



                                                  By: /s/ KARLA K. ROSA
                                                      -----------------
                                                      Karla K. Rosa
                                                      Chief Financial Officer

Date:  September 16, 2002


























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                                  EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
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    2.1   Agreement and Plan of Merger and Reorganization dated as of May 28,
          2002, by and among Extended Systems Incorporated, Venus Acquisition Corporation, ViaFone, Inc., U.S. Bank, N.A., as the Escrow Agent, and Josh Stein, as the Company Representative. This exhibit is incorporated herein by reference to Annex A filed with the Registration Statement on Form S-4 (File No. 333-91202), as declared effective July 22, 2002.

   23.1   Consent of KPMG LLP, Independent Auditors.


































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